EXHIBIT 99.1

                                                           MALT 2004-6 gp5
                                                  Whole Loan 15YR Fixed-Rate Alt-A

Deal Size                                                                               $28mm approx.

WAM                                                                                       177 +/- 2 months

GWAC                                                                                    5.76% +/-5bps

Avge. Loan Balance (100% conf)                                                           148k approx.

Geography                                                     CA                        23.0% approx.
                                                              Ny                        17.0% approx.
                                                              Illinois                  10.0% approx.

Cash out                                                                                36.0% approx.

SF/PUD                                                                                  52.0% approx.

WA FICO                                                                                   703 approx.

WA LTV                                                                                  64.0% approx.

Investors                                                                                6.0% approx.

AAA Ratings                                                                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                                           3.00% approx.

Pricing Speed                                                                            100% PPC

PPC Ramp                                                      4-16 Cpr in 12 months and 16CPR thereafter

Settlement Date                                                                   06/30/04

Depositor                                                     Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator                            Wells Fargo Bank Minnesota, NA





                                                      All numbers approximate.
                                             All tranches subject to 10% size variance.
                                                           5% Cleanup Call
                                                     [UBS Investment Bank Logo]


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.



                                                           MALT 2004-6 gp3
                                                  Whole Loan 15YR Fixed-Rate Alt-A

Deal Size                                                                               $32mm approx.

WAM                                                                                       177 +/- 2 months

GWAC                                                                                    4.98% +/-5bps

Avge. Loan Balance (100% conf)                                                           141k approx.

Geography                                                     CA                        31.0% approx.

Cash out                                                                                36.0% approx.

SF/PUD                                                                                  52.0% approx.

WA FICO                                                                                   721 approx.

WA LTV                                                                                  61.0% approx.

Investors                                                                              100.0% approx.

AAA Ratings                                                                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                                           3.00% approx.

Pricing Speed                                                                            100% PPC

PPC Ramp                                                      4-16 Cpr in 12 months and 16CPR thereafter

Settlement Date                                                                   06/30/04

Depositor                                                     Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator                            Wells Fargo Bank Minnesota, NA



                                                      All numbers approximate.
                                             All tranches subject to 10% size variance.
                                                           5% Cleanup Call
                                                     [UBS Investment Bank Logo]

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.



                                                           MALT 2004-6 gp8
                                                  Whole Loan 30YR Fixed-Rate Alt-A


Deal Size                                                                               $75mm approx.

WAM                                                                                       357 +/- 2 months

GWAC                                                                                    5.79% +/-5bps

Avge. Loan Balance (100% conf)                                                           202k approx.

Geography                                                     CA                        37.0% approx.
                                                              NY                         9.0% approx.

Cash out                                                                                37.0% approx.

Doc Type                                                      Full/Alt                  19.0% approx.

WA FICO                                                                                   716 approx.

WA LTV                                                                                  71.0% approx.

Investors                                                                               65.0% approx.

AAA Ratings                                                                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                                           6.00% approx.

Pricing Speed                                                                            100% PPC

PPC Ramp                                                      6-18 Cpr in 12 months and 18CPR thereafter

Settlement Date                                                                         06/30/04

Depositor                                                     Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator                            Wells Fargo Bank Minnesota, NA



                                                      All numbers approximate.
                                             All tranches subject to 10% size variance.
                                                           5% Cleanup Call
                                                     [UBS Investment Bank Logo]

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.




                                                          MALT 2004-6 gp10
                                                  Whole Loan 30YR Fixed-Rate Alt-A

Deal Size                                                                               $95mm approx.

WAM                                                                                       356 +/- 2 months

GWAC                                                                                    6.28% +/-5bps

Avge. Loan Balance (100% conforming)                                                    $169k approx.

Geography                                                     CA                        14.0% approx.
                                                              FL                        11.0% approx.
                                                              NY                        11.0% approx.

Cash out                                                                                38.0% approx.

Doc Type                                                      Full/Alt                  16.0% approx.
                                                              No Doc/NINA               47.0% approx.

WA FICO                                                                                   705 approx.

WA LTV                                                                                  75.0% approx.

AAA Ratings                                                                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                                           6.00% approx.

Pricing Speed                                                                            100% PPC

PPC Ramp                                                      4-16 Cpr in 12 months and 16CPR thereafter

Settlement Date                                                                   06/30/04

Depositor                                                     Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator                            Wells Fargo Bank Minnesota, NA



                                                      All numbers approximate.
                                             All tranches subject to 10% size variance.
                                                           5% Cleanup Call
                                                     [UBS Investment Bank Logo]

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.





                                                           MALT 2004-6 gp4
                                                  Whole Loan 30YR Fixed-Rate Alt-A

Deal Size                                                                               $55mm approx.

WAM                                                                                       356 +/- 2 months

GWAC                                                                                    6.59% +/-5bps

Avge. Loan Balance (44% conforming)                                                     $259k approx.

Geography                                                     CA                        19.0% approx.
                                                              NJ                        19.0% approx.
                                                              FL                        11.0% approx.

Cash out                                                                                48.0% approx.

Doc Type                                                      Full                      13.0% approx.
                                                              No Doc                    31.0% approx.

WA FICO       (700 Max)                                                                   667 approx.

WA LTV                                                                                  70.0% approx.

AAA Ratings                                                                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                                           6.00% approx.

Pricing Speed                                                                            100% PPC

PPC Ramp                                                      4-16 Cpr in 12 months and 16CPR thereafter

Settlement Date                                                                   06/30/04

Depositor                                                     Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator                            Wells Fargo Bank Minnesota, NA


                                                      All numbers approximate.
                                             All tranches subject to 10% size variance.
                                                           5% Cleanup Call
                                                     [UBS Investment Bank Logo]


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.




                                                           MALT 2004-6 gp7
                                                  Whole Loan 30YR Fixed-Rate Alt-A

Deal Size                                                                               $170mm approx.

WAM                                                                                        357 +/- 2 months

GWAC                                                                                     6.22% +/-5bps

Avge. Loan Balance                                                                       $455k approx.

Geography                                                     CA                         34.0% approx.
                                                              NJ                         14.0% approx.
                                                              FL                          6.0% approx.

Cash out                                                                                 36.0% approx.

Doc Type                                                      Full/Alt                   12.0% approx.

WA FICO                                                                                    707 approx.

WA LTV                                                                                   70.0% approx.

AAA Ratings                                                                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                                            6.00% approx.

Pricing Speed                                                                             100% PPC

PPC Ramp                                                      6-18 Cpr in 12 months and 18CPR thereafter

Settlement Date                                                                   06/30/04

Depositor                                                     Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator                            Wells Fargo Bank Minnesota, NA


                                                      All numbers approximate.
                                             All tranches subject to 10% size variance.
                                                           5% Cleanup Call
                                                     [UBS Investment Bank Logo]


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.




                                                           MALT 2004-6 gp2
                                                  Whole Loan 10YR Fixed-Rate Alt-A

Deal Size                                                                               $40mm approx.

WAM                                                                                       118 +/- 2 months

GWAC                                                                                    5.29% +/-10bps

Avge. Loan Balance (13% conf)                                                           $325k approx.

Cashout                                                                                 25.0% approx.

WA FICO                                                                                   732 approx.

WA LTV                                                                                  52.0% approx.

AAA Ratings                                                                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                                           2.00% approx.

Pricing Speed                                                                            100% PPC

PPC Ramp                                                      4-16 Cpr in 12 months and 18CPR thereafter

Settlement Date                                                                   06/30/04

Depositor                                                     Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator                            Wells Fargo Bank Minnesota, NA


                                                      All numbers approximate.
                                             All tranches subject to 10% size variance.
                                                           5% Cleanup Call
                                                     [UBS Investment Bank Logo]


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.